SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2005

(null)

                                  (Depositor)

       (Issuer in respect of Mid-State Capital Corporation, 2004-1 Trust)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 15, 2005


(null)


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated May 15, 2005


                             Payment Date: 05/15/05


          ------------------------------------------------------------
                  Mid-State Capital Corporation, 2004-1 Trust
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A         158,033,356.57    6.005000%     2,202,356.24    790,825.26    2,993,181.49       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M1         42,330,786.08    6.497000%       589,922.74    229,185.93      819,108.67       0.00       0.00
                        M2         30,336,975.68    8.114000%       422,776.74    205,128.52      627,905.26       0.00       0.00
                        B          27,514,747.93    8.900000%       383,446.12    204,067.71      587,513.83       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        258,215,866.26     -            3,598,501.83  1,429,207.42    5,027,709.25     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A         155,831,000.33              0.00
--------------------------------------------------------------------------------
Subordinate                     M1         41,740,863.34              0.00
                                M2         29,914,198.94              0.00
                                B          27,131,301.81              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        254,617,364.43     -
--------------------------------------------------------------------------------

                             Payment Date: 05/15/05


          ------------------------------------------------------------
(null)
                  Mid-State Capital Corporation, 2004-1 Trust
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A     158,033,356.57     6.005000% 59560UAA9    12.218275      4.387356    864.522251
------------------------------------------------------------------------------------------------------------------------
Subordinate                M1     42,330,786.08     6.497000% 59560UAB7    12.218275      4.746819    864.522251
                           M2     30,336,975.68     8.114000% 59560UAC5    12.218275      5.928227    864.522251
                           B      27,514,747.93     8.900000% 59560UAD3    12.218275      6.502492    864.522251
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     258,215,866.26       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
                  Mid-State Capital Corporation, 2004-1 Trust
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       286,332,857.84   286,332,857.84
Loan count                      0                0
Avg loan rate           0.000000%             0.00
Prepay amount                0.00             0.00

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees             0.00             0.00
Sub servicer fees            0.00             0.00
Trustee fees                 0.00             0.00


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses          2,095.14         2,095.14
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           61.534744%           100.000000%            158,033,356.57
   -----------------------------------------------------------------------------
   Junior           38.465256%             0.000000%             98,786,364.10
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          55                 3,610,587.80
60 to 89 days                          12                   842,267.75
90 or more                             55                 3,610,709.48
Foreclosure                            32                 2,166,072.84

Totals:                               154                10,229,637.87
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                              2,248,467.09
Current Total Outstanding Number of Loans:                                35

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            5,027,709.25          5,027,709.25
Principal remittance amount            3,598,501.83          3,598,501.83
Interest remittance amount             1,429,207.42          1,429,207.42